UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2013

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DEX ONE CORPORATION
 (Exact name of registrant as specified in its charter)

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Delaware	1-07155	13-2740040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On March 18, 2013, Dex One Corporation, a Delaware corporation (the “Company”), and all of its subsidiaries (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Petitions”) seeking relief under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. As of the date of this Current Report on Form 8-K, a receiver, fiscal agent or similar officer has not been appointed.

On March 18, 2013, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2013, the Company issued a press release containing certain financial results of the Company and its direct and indirect wholly-owned subsidiaries for the year ended December 31, 2012.  A copy of this press release is attached as Exhibit 99.2 to this Form 8-K.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described in Item 1.03 above triggered the acceleration of financial oblations under the Company’s $219.7 million of 12%/14% Senior Subordinated Notes due 2017 (the “Senior Subordinated Notes”).  The Debtors believe that any efforts to enforce the financial obligations under the Senior Subordinated Notes are stayed as a result of the filing of the Chapter 11 Petitions in the Bankruptcy Court.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing herewith additional information in conjunction with the March 18, 2013 earnings release.  This additional information includes general Company information and highlights of financial results of the Company and its direct and indirect wholly-owned subsidiaries for the year ended December 31, 2012.  The additional information, attached as Exhibit 99.3 to this Current Report on Form 8-K, is being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

The information included in Item 2.02, Item 7.01, Exhibit 99.2 and Exhibit 99.3  of this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

       (d)    Exhibits.

              The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Restructuring Press Release of Dex One Corporation issued March 18, 2013.
99.2	Earnings Press Release of Dex One Corporation issued March 18, 2013.
99.3	Additional Information of Dex One Corporation issued March 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dex One Corporation

/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel
and Chief Administrative Officer

Date: March 18, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Restructuring Press Release of Dex One Corporation issued March 18, 2013.
99.2	Earnings Press Release of Dex One Corporation issued March 18, 2013.
99.3	Additional Information of Dex One Corporation issued March 18, 2013.